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                                                                    EXHIBIT 23.2


                              ACCOUNTANT'S CONSENT

The Board of Directors
PROVANT, Inc.:

We consent to the use of our reports incorporated herein by reference.

/s/ KPMG LLP

KPMG LLP
Boston, Massachusetts
April 12, 2001